Exhibit 99.1

FOR IMMEDIATE RELEASE

Lincoln Financial Group Announces Sale of its Lincoln UK Subsidiary For £195 Million GBP

PHILADELPHIA, June 15, 2009 – Lincoln Financial Group (NYSE: LNC) today announced that it has signed a definitive stock purchase agreement to sell Lincoln National (UK) plc in order to shift capital to core U.S. businesses. SLF of Canada UK Limited will acquire Lincoln UK for an estimated £195 million (GBP) in cash. The transaction is expected to close on or around September 30, 2009, subject to customary closing conditions.

Lincoln UK is a wholly owned subsidiary of Lincoln Financial, primarily focused on providing life and retirement income products in the UK.

Estimated proceeds of $280-$300 million (USD), net of tax, and subject to foreign currency fluctuations, from the transaction are expected to be used primarily for general corporate purposes. Final proceeds will be subject to potential purchase price adjustments related to market and business performance between signing and closing, as well as a potential adjustment related to the Lincoln UK pension plan. For more information about this sale, please see Lincoln’s Form 8-K filed with Securities and Exchange Commission today.

Morgan Stanley acted as financial advisor to Lincoln Financial Group.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in the Philadelphia region, the companies of Lincoln Financial Group had assets under management of $171 billion as of March 31, 2009. Through its affiliated companies, Lincoln Financial Group offers: annuities; life, group life and disability insurance; 401(k) and 403(b) plans; savings plans; mutual funds; managed accounts; institutional investments; and comprehensive financial planning and advisory services. Affiliates also include: Delaware Investments, the marketing name for Delaware Management Holdings, Inc. and its subsidiaries; and Lincoln UK. For more information, including a copy of our most recent SEC reports containing our balance sheets, please visit www.LincolnFinancial.com.

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Contacts:	Jim Sjoreen	Laurel O’Brien
	484 583-1420	484 583-1735
	Investor Relations	Media Relations
	investorrelations@LFG.com	mediarelations@LFG.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements made in this release and in other written or oral statements made by us or on our behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe,” “anticipate,” “expect,” “estimate,” “project,” “will,” “shall” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in our business, prospective services or products, future performance or financial results and the outcome of contingencies, such as legal proceedings. We claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from the results contained in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements include, among others:

•	Significant stock market fluctuations, dilution of our equity as well as restrictions on the payment of our common stock dividends that may adversely affect the price of our common stock;

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Continued deterioration in general economic and business conditions, both domestic and foreign, that may affect foreign exchange rates, premium levels, claims experience, the level of pension benefit costs and funding and investment results;

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Continued economic declines and credit market illiquidity could cause us to realize additional impairments on investments and certain intangible assets, including goodwill and a valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures;

•	Uncertainty about the impact of the Troubled Asset Relief Program of the U.S. Department of the Treasury on the economy;

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Whether, to what extent and on what terms the federal government grants final approval to our application to participate in the Capital Purchase Program, or “CPP,” under the Emergency Economic Stabilization Act of 2008;

•	The cost and other consequences of the additional existing and potential regulations to which we would become subject as a result of our participation in the CPP;

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Legislative, regulatory or tax changes, both domestic and foreign, that affect the cost of, or demand for, our products, the required amount of reserves and/or surplus, or otherwise affect our ability to conduct business, including changes to statutory reserves and/or risk-based capital requirements related to secondary guarantees under universal life and variable annuity products such as Actuarial Guideline VACARVM; restrictions on revenue sharing and 12b-1 payments; and the potential for U.S. Federal tax reform;

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The initiation of legal or regulatory proceedings against us or our subsidiaries, and the outcome of any legal or regulatory proceedings, such as: (a) adverse actions related to present or past business practices common in businesses in which we and our subsidiaries compete; (b) adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and extra-contractual and class action damage cases; (c) new decisions that result in changes in law; and (d) unexpected trial court rulings;

•	Changes in interest rates causing a reduction of investment income, the margins of our fixed annuity and life insurance businesses and demand for our products;

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A decline in the equity markets causing a reduction in the sales of our products, a reduction of asset-based fees that we charge on various investment and insurance products, an acceleration of amortization of deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads and an increase in liabilities related to guaranteed benefit features of our variable annuity products;

•	Ineffectiveness of our various hedging strategies used to offset the impact of changes in the value of liabilities due to changes in the level and volatility of the equity markets and interest rates;

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A deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from our assumptions used in pricing our products, in establishing related insurance reserves and in the amortization of intangibles that may result in an increase in reserves and a decrease in net income, including as a result of stranger-originated life insurance business;

•	Changes in GAAP that may result in unanticipated changes to our net income;

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Lowering of one or more of our debt ratings issued by nationally recognized statistical rating organizations and the adverse impact such action may have on our ability to raise capital and on our liquidity and financial condition;

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Lowering of one or more of the insurer financial strength ratings of our insurance subsidiaries and the adverse impact such action may have on the premium writings, policy retention, profitability of our insurance subsidiaries and liquidity;

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Significant credit, accounting, fraud or corporate governance issues that may adversely affect the value of certain investments in the portfolios of our companies requiring that we realize losses on such investments;

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The impact of acquisitions and divestitures, restructurings, product withdrawals and other unusual items, including our ability to integrate acquisitions and to obtain the anticipated results and synergies from acquisitions;

•	The adequacy and collectibility of reinsurance that we have purchased;

•	Acts of terrorism, a pandemic, war or other man-made and natural catastrophes that may adversely affect our businesses and the cost and availability of reinsurance;

•	Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that we can charge for our products;

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The unknown impact on our business resulting from changes in the demographics of our client base, as aging baby-boomers move from the asset-accumulation stage to the asset-distribution stage of life; and

•	Loss of key management, portfolio managers in the Investment Management segment, financial planners or wholesalers.

The risks included here are not exhaustive. Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the Securities and Exchange Commission include additional factors that could impact our business and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors.

Further, it is not possible to assess the impact of all risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of the release.